UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

May 5, 2005
Date of Report (Date of Earliest Event Reported)

HARRIS INTERACTIVE INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-27577	16-1538028

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		Number)

135 Corporate Woods, Rochester, New York	14623

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number Including Area Code: (585) 272-8400

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

_________________________________________

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 — FINANCIAL INFORMATION

ITEM 2.02 — RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 5, 2005, Harris Interactive Inc. (the “Company”) issued a press release announcing the Company’s earnings for the fiscal quarter ended March 31, 2005. A copy of the press release is attached to this Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits. The following exhibit is furnished with this Current Report on Form 8-K pursuant to Item 2.02:

Exhibit 99.1	Press Release issued by Harris Interactive Inc. on May 5, 2005 announcing the Company’s earnings for the fiscal quarter ended March 31, 2005.

The information included in this Current Report on Form 8-K, including Exhibit 99.1 hereto, is not “filed” pursuant to the Securities Exchange Act of 1934 (the “Exchange Act”), and is not incorporated by reference into any filing under the Securities Act of 1933 or under the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in this Current Report on Form 8-K is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in this Current Report on Form 8-K is material non-public information.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS INTERACTIVE INC.

(Registrant)

By:       /s/ Frank J. Connolly, Jr.
Name: Frank J. Connolly, Jr.
Title: Chief Financial Officer and Corporate Secretary
          (Principal Financial Officer)

Dated: May 5, 2005

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release issued by Harris Interactive Inc. on May 5, 2005 announcing the Company’s earnings for the fiscal quarter ended March 31, 2005.